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Exhibit 10.33

AMENDMENT TO CONTRACT

        THIS AMENDMENT TO CONTRACT is made and entered into this 8th day of August, 2008, by and between Helmerich & Payne International Drilling Co., hereinafter referred to as "H&P", and Southeast Texas Industries, Inc., hereinafter referred to as "Fabricator" or "STI".

        WITNESSETH:

        WHEREAS, H&P and STI entered into a Fabrication Contract dated the 1st day of December, 2006, for certain services defined therein as the "Work" (the "Contract");

        WHEREAS, the parties hereto are mutually desirous of amending the terms of the above-referenced Contract as hereafter set forth; and

        WHEREAS, the Contract has continued in full force and effect to the present time.

        NOW, THEREFORE, in consideration of the rights and obligations passing between the parties, the parties hereto do amend said Contract, as follows, to-wit:

1.
Section 1 of Annex 1 is hereby deleted and replaced with the following:

  "1. Quantity—STI will perform the Work for a total of 50 rigs with the number and type of rigs as follows:

    a.
    Flex3:    24 rigs (R376, R377, R378, R379, R380, R381, R382, R383, R384, R385, R386, R387, R388, R389, R390, R391, R392, R393, R394, R395, R396, R397, R398, R399)

    b.
    Flex4S:    2 rigs (R343, R350)

    c.
    Flex4S+:    4 rigs (R329, R330, R353, R354)

    d.
    Flex4MA:    2 rigs (R351, R352)

    e.
    Flex 4M:    9 rigs (R336, R337, R338, R339, R340, R344, R345, R346, R347)

    f.
    Flex5:    2 rigs (R348, R349)

    g.
    The remaining 7 rigs will be a combination of the various types listed above as determined by H&P."

        Except as amended hereby, all other terms and conditions of the Contract shall remain in full force and effect.

        IN WITNESS WHEREOF, H&P and STI have executed this Amendment to Contract as of the day and year first written above.

HELMERICH & PAYNE INTERNATIONAL DRILLING CO. INC.
By:	/s/ M. ALAN ORR
Executive Vice President

SOUTHEAST TEXAS INDUSTRIES, INC.
By:	/s/ PAUL SPENCE
	Name:	Paul Spence
	Title:	President

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  Exhibit 10.33
AMENDMENT TO CONTRACT